SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          ______________


                            FORM 8-K

                          CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

                          ______________



            Date of Report (Date of earliest event reported):
                           November 7, 2001



                          CAMBEX CORPORATION
       (Exact name of registrant as specified in its charter)


Massachusetts	                O-6933             04-2442959
(State or other                (Commission        (IRS Employer
jurisdiction of                File Number)     Identification No.)
incorporation)




                             360 Second Avenue
                        Waltham, Massachusetts 02451
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 890-6000

Item 5. Other Events

On November 7, 2001, Cambex Corporation announced it has entered into a letter of intent with Super PC Memory, Inc., a privately-held company, pursuant to which Super PC Memory, Inc. would become a wholly-owned subsidiary of Cambex Corporation. The transaction is subject to completion of a definitive agreement and approval by their respective Boards of Directors and the satisfactory completion of due diligence and other conditions. The press release attached as Exhibit 99 includes the details of the announcement.


Item 7.  Financial Statements and Exhibits


(c) Exhibit.


99 Press Release Dated November 7, 2001

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             CAMBEX CORPORATION
                             (Registrant)


Date: November 7, 2001       /s/ Joseph F. Kruy
                             Joseph F. Kruy
                             President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit                                           Sequential
Number      Description                          Page Number

99          Press Release Dated November 7, 2001      5